A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.


                         ENGINEERED WIRE PRODUCTS, INC.
                             STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED MARCH 31, 2005

                               ($s IN THOUSANDS)

                                                     Year-to-Date
  March, 2005                                         March 2005
--------------                                      --------------
   $5,347      SALES - OUTSIDE CUSTOMERS               $12,051
        0      SALES - INTERCOMPANY                          0
----------                                             --------

    5,347       NET SALES                               12,051

    3,893      VARIABLE PRODUCTION COSTS                 8,692
----------                                             --------

    1,454      VARIABLE CONTRIBUTION                     3,359
----------                                             --------

      159      MANUFACTURING FIXED COSTS                   442
       87      DEPRECIATION                                261
----------                                             --------

      246       TOTAL FIXED COSTS                          703
----------                                             --------

    1,208        GROSS PROFIT                            2,656
----------                                             --------

      169      SELLING EXPENSE                             531
      161      ADMINISTRATIVE EXPENSE                      486
----------                                             --------

      330       TOTAL SELLING & ADMIN.EXPENSE            1,017
----------                                             --------

      878        OPERATING PROFIT                        1,639

        0      EARNINGS IN UNCONSOL. SUBSIDIARIES            0
        0      INTEREST INCOME                               0
       33      INTEREST EXPENSE                             90
        0      OTHER INCOME (EXPENSE)                        0
        0      GAIN ON SALE OF FIXED ASSETS                  0
----------                                             --------

      845        INCOME BEFORE TAXES                     1,549

      334      INCOME TAXES                                612
----------                                             --------

      511        INCOME FROM OPERATIONS                    937
        0      ACCOUNTING CHANGE                             0
        0      MINORITY INTEREST                             0
----------                                             --------

     $511        NET INCOME                               $937
==========                                             ========

                         ENGINEERED WIRE PRODUCTS, INC.
                                  BALANCE SHEET
                                 March 31, 2005

                               ($s IN THOUSANDS)


CURRENT ASSETS:
  CASH                                              $367
  MARKETABLE SECURITIES                                0
  NOTES & ACCOUNT RECEIVABLE NET                   7,046
  INTERCOMPANY ACCOUNTS RECEIVABLE                     0

 INVENTORIES AT COST                              17,554
   LESS LIFO RESERVE                                   0
                                                 -------
 INVENTORIES AT LIFO                              17,554
                                                 -------

  PREPAID EXPENSES                                     0
  DEFERRED INCOME TAXES                                0
  OTHER CURRENT ASSETS                                 0
                                                 -------
   TOTAL CURRENT ASSETS                           24,967
                                                 -------

 PROPERTY PLANT & EQUIPMENT AT COST               18,852
    LESS ACCUMULATED DEPRECIATION                 12,730
                                                 -------
      NET PLANT, PROPERTY & EQUIPMENT              6,122
                                                 -------

 DEFERRED FINANCING EXPENSE                            0
 DEFERRED INCOME TAXES                                 0
 PREPAID PENSION ASSET                                 0
 RESTRICTED INVESTMENTS                                0
 GOODWILL                                              0
  OTHER LONG TERM ASSETS                               0
                                                 -------
    TOTAL  ASSETS                                $31,089
                                                 =======

LIABILITIES AND EQUITIES:
  REVOLVING LOAN FACILITY                         $4,087
  NOTES PAYABLE & CURRENT L.T. DEBT                1,389
  KCI LOAN ACCOUNT                                 1,170
  INTERCOMPANY ACCOUNTS PAYABLE                    3,042
  ACCOUNTS PAYABLE                                   658
  ACCRUED OPEB                                         0
  ACCRUED PREFERRED STOCK DIVIDENDS                    0
  ACCRUED LIABILITIES                              1,085
  ACCRUED PENSIONS                                    54
  INCOME TAXES PAYABLE                               612
                                                 -------
     TOTAL CURRENT LIABILITIES                    12,097
                                                 -------

  LONG TERM DEBT                                   3,860
  ACCRUED OPEB                                         0
  LONG TERM PENSIONS                                   0
  LONG TERM OTHER                                      0
  DEFERRED FEDERAL INCOME TAX                          0
                                                 -------
     TOTAL LONG TERM LIABILITIES                   3,860
                                                 -------

  MINORITY INTEREST                                    0
                                                 -------
  PREFERRED STOCK                                      0
                                                 -------

  SFAS #87 ADJUSTMENT                                  0
  COMMON STOCK                                         0
  OTHER CAPITAL                                        0
  INVESTMENT EQUITY                                    0
  RETAINED EARNINGS                               15,132
   LESS TREASURY STOCK                                 0
                                                 -------
     TOTAL EQUITY                                 15,132
                                                 -------
TOTAL LIABILITIES & EQUITY                       $31,089
                                                 =======


                         ENGINEERED WIRE PRODUCTS, INC.
                             STATEMENT OF CASH FLOWS
                       FOR THE PERIOD ENDED MARCH 31, 2005

                               ($s IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                              $937

    PROVISION FOR DEPRECIATION                            261
    (GAIN) LOSS ON SALE OF ASSETS                           0
    PROVISION FOR BAD DEBT ALLOWANCE                       12
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)             0
    PROVISION FOR LIFO RESERVE                              0
    CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.           (1,455)
     (INCREASE) DECREASE INVENTORY                     (3,091)
     (INCREASE) DECREASE PREPAID EXPENSES                  37
     (INCREASE) DECREASE OTHER ASSETS                       0
     INCREASE (DECREASE) ACCTS PAY.                       150
     INCREASE (DECREASE) ACCRUED PENSIONS                  54
     INCREASE (DECREASE) DEFERRED TAXES                     0
     INCREASE (DECREASE) OPEB LIABILITIES                   0
     INCREASE (DECREASE) OTHER LIABILITIES             (1,711)
     (INCREASE) DECREASE INTERCO ACCT. REC                  0
     INCREASE (DECREASE) INTERCO ACCTS PAY.             2,108
                                                       -------
 NET ADJUSTMENTS                                       (3,635)
                                                       -------
 NET CASH PROVIDED (USED) BY OPERATIONS                (2,698)
                                                       -------

   CASH FLOW FROM INVESTING ACTIVITIES:
     PROCEEDS FROM SALE OF PP & E                           0
     CAPITAL EXPENDITURES                                 (55)
     INTERCO PP&E TRANSFERS NET                             0
                                                       -------
 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES         (55)
                                                       -------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                      2,098
    REPAYMENTS OF OTHER DEBT                             (348)
    PROCEEDS OF OTHER DEBT                                  0
    INCREASE (DECREASE) KCI LOAN                        1,093
    PROCEEDS FROM ISSUANCE OF COMMON STOCK                  0
    DIVIDENDS PAID                                          0
                                                       -------
 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES       2,843
                                                       -------


 NET INCREASE (DECREASE) IN CASH                           90

 CASH AT BEGINNING OF PERIOD                              277
                                                       -------


 CASH AT END OF PERIOD                                   $367
                                                       =======